Panorama Plus

Supplement dated April 17, 2006 to the variable annuity prospectus dated May 1, 2005

Fund Substitutions

On April 28, 2006, we will be implementing fund substitutions as described in this supplement.

Why We Are Implementing The Substitutions. These two fund substitutions are part of a larger group of fund substitutions that MassMutual is implementing. As a result of the substitutions, MassMutual will become investment adviser to many of the funds we offer. Additionally, we have hired investment firms as sub-advisers to some of the funds and the sub-advisers will manage the day-to-day security selection and portfolio construction. The sub-advised structure should allow us to act more quickly and efficiently to protect the interests of those invested in these funds if the investment strategy changes or the management team or performance of one or more of the sub-advisers does not meet expectations. Additionally, the substitutions should simplify compliance, accounting and auditing and, generally, allow us to administer your contract more efficiently.

Transfer of Contract Value from the Replaced Funds to the Replacement Funds. Effective April 28, 2006, any contract value invested in a replaced fund will be automatically transferred to the applicable replacement fund. This transfer will not be assessed a transfer fee or be counted toward free transfers allowed each year.

Replaced Fund Name	Replacement Fund Name	Replacement Fund Sub-Advisor
American Century VP Income & Growth Fund	MML Income & Growth Fund	American Century Investment Management, Inc.

T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Associates, Inc.

Impact on Systematic Programs and Future Purchase Payment Allocations. Effective April 28, 2006, if any of the following programs utilize a replaced fund, the replacement fund will become the utilized investment choice: Systematic Withdrawal Program; Automatic Investment Plan; Dollar Cost Averaging Program; and Purchase Payment Allocation Instructions.

All programs are not available in all contracts. Refer to your prospectus to determine which programs are available in your contract.

We will provide all affected contract owners with written confirmation that the fund substitutions have occurred. If you have questions about this supplement, or wish to revise any instructions you have on file with us, contact your registered representative or call the Annuity Service Center at (800) 272-2216 (press 2), Monday through Friday, between 8 a.m. and 8 p.m. Eastern time.

PS05-32